Exhibit 99.1

Conn’s Receivables Funding 2019-B, LLC

Asset Backed Fixed Rate Notes, Series 2019-B

Sample Receivable Agreed-Upon Procedures

Report To:

Conn Appliances, Inc.

Conn Appliances Receivables Funding, LLC

12 November 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Conn Appliances, Inc.

Conn Appliances Receivables Funding, LLC

2445 Technology Forest Boulevard

The Woodland’s, Texas 77381

Re:	Conn’s Receivables Funding 2019-B, LLC (the “Issuer”)

Asset Backed Fixed Rate Notes, Series 2019-B (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Conn Appliances, Inc. (the “Sponsor”), Conn Appliances Receivables Funding, LLC (the “Depositor”), J.P. Morgan Securities LLC (“J.P. Morgan” or the “Lead Bookrunner”), Credit Suisse Securities (USA) LLC (“Credit Suisse”) and MUFG Securities Americas Inc. (“MUFG,” together with the Sponsor, Depositor, J.P. Morgan and Credit Suisse, the “Specified Parties”), solely to assist the Depositor with respect to certain information relating to a pool of retail installment sales contracts and installment loans made to finance customer purchases of merchandise from the Sponsor (the “Receivables”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	An electronic data file labeled “CONN 2019-B (Included) v1.xlsx” and the corresponding record layout and decode information, as applicable, containing tabs:
i.	Labeled “Include raw data” (the “Preliminary Base Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information relating to certain retail installment sales contracts and installment loans made to finance customer purchases of merchandise from the Sponsor (the “Preliminary Receivables”) as of 30 September 2019 (the “Preliminary Cut-Off Date”) that are expected to be representative of the Receivables and
ii.	Labeled “AUP Sample List” (the “Sample Receivable Data File,” together with the Preliminary Base Data File, the “Provided Data Files”) that the Sponsor, on behalf of the Depositor, indicated contains a list of account numbers and corresponding loan numbers relating to 199 Preliminary Receivables (the “Sample Receivables”),

b.	Imaged copies of:
i.	The retail installment sales contract and cash option addendum or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain printed screen shots and payment histories from the Sponsor’s servicing system (the “System Screen Shots”) and
iii.	The borrower’s credit application, as applicable (the “Credit Application,” together with the Contract and System Screen Shots, the “Source Documents”),

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable,

c.	Information, assumptions and methodologies (collectively, the “Provided Calculation Methodology”), which are shown on Exhibit 1 to Attachment A, that the Sponsor, on behalf of the Depositor, indicated relate to the calculation of the characteristic(s) listed on Exhibit 1 to Attachment A (the “Provided Calculation Characteristic”) for each Sample Receivable,
d.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File (as defined in Attachment A), which is shown on Exhibit 2 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Sponsor, on behalf of the Depositor, indicated that the Sample Receivables on the Sample Receivable Data File were selected by the Lead Bookrunner, on behalf of the Depositor. The Sponsor or Lead Bookrunner, on behalf of the Depositor, did not inform us as to the basis for how the Lead Bookrunner, on behalf of the Depositor, determined the number of Sample Receivables or the methodology the Lead Bookrunner, on behalf of the Depositor, used to select the Sample Receivables. Additionally, the Sponsor, on behalf of the Depositor, indicated that the Sample Receivables are expected to be representative of the Receivables.

For the purpose of the procedures described in this report, the 199 Sample Receivables are referred to as Sample Receivable Numbers 1 through 199.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Provided Data Files, Source Documents, Provided Calculation Methodology, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Source Documents, Provided Calculation Methodology or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

12 November 2019

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we appended the information for each Sample Receivable on the Preliminary Base Data File with the corresponding Provided Calculation Characteristic, which we calculated using the Provided Calculation Methodology. The Preliminary Base Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

2.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 2 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 2 to Attachment A. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Provided Calculation Methodology

For the purpose of calculating the Provided Calculation Characteristic for each Sample Receivable on the Preliminary Base Data File, the Sponsor, on behalf of the Depositor, instructed us to perform the following calculation(s):

Provided Calculation Characteristic	Calculation Methodology

Remaining contract term (months)

For each Sample Receivable with a:

a.    BANK value of “750” and

b.    PRFCNTR value of “4,”

both as shown on the Preliminary Base Data File (the “Bank 750-4 Sample Receivables”), round the NPER TERM, as shown on the Preliminary Base Data File, to the nearest integer

For each:

a.     Sample Receivable with a:

i.    BANK value of “750” and

ii.   PRFCNTR value of “1,”

both as shown on the Preliminary Base Data File (the “Bank 750-1 Sample Receivables”) and

b.     Remaining Sample Receivable (the “Bank 274/OFC Sample Receivables”),

truncate the REMAINTERM, as shown on the Preliminary Base Data File, to the whole number

Exhibit 2 to Attachment A Page 1 of 4

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Documents(s)	Note(s)
Account number	ACCT	System Screen Shots	i.
Loan number	LOAN	System Screen Shots	i.
Branch number	BRANCH	Contract	i., ii.
Date of contract	DATEOFLOAN	Contract
Original contract financed amount	AMTFIN_I	(a) Contract or (b) Contract and recalculation	iii.
APR	APR	Contract
Monthly payment amount	ORIGPAYMT	Contract
State	STATE	Contract
Promotional program	PROMOIND_I	(a) Contract or (b) Contract and System Screen Shots	iv.
Current amount outstanding (gross)	GROSSBAL	System Screen Shots	v.
Current amount outstanding (net)	NETBAL	(a) System Screen Shots and recalculation or (b) System Screen Shots	v., vi.
Contract term (months)	TERM	Contract, System Screen Shots and recalculation	v., vii.
Remaining contract term (months)	Remaining contract term (months)	(a) Contract, System Screen Shots and recalculation or (b) System Screen Shots and recalculation	v., viii.
Days past due	DPD	(a) System Screen Shots and recalculation or (b) System Screen Shots	v., ix.
Number of extensions	MTHEXT	System Screen Shots	v.
Original FICO score	ORIGSCR	Credit Application	x.

Exhibit 2 to Attachment A Page 2 of 4

Notes:

i.	For identification purposes only.

ii.	The Sponsor, on behalf of the Depositor, instructed us not to compare the branch number Sample Characteristic for Sample Receivables with a branch number value of “000,” as shown on the Preliminary Data File.

iii.	For the purpose of comparing the original contract financed amount Sample Characteristic for each Bank 750-1 Sample Receivable and Bank 274/OFC Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the total of payments, as shown on the Contract.

For the purpose of comparing the original contract financed amount Sample Characteristic for each Bank 750-4 Sample Receivable with a state value of “Texas,” as shown on the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original contract financed amount by adding the:

a.	Amount financed and
b.	Prepaid finance charge,

both as shown on the Contract.

For the purpose of comparing the original contract financed amount Sample Characteristic for each remaining Bank 750-4 Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the amount financed, as shown on the Contract.

iv.	For the purpose of comparing the promotional program Sample Characteristic for each Sample Receivable (except for the Sample Receivables with a promotional program of “00,” as shown on the Preliminary Data File (each, a “No Promotion Sample Receivable”)), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document.

For the purpose of comparing the promotional program Sample Characteristic for each No Promotion Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement with a promotional program value of “00” if:

a.	There is no cash option addendum observed in the Contract,
b.	The No Promotion Sample Receivable had a late fee related to a scheduled payment due prior to the Preliminary Cut-Off Date, as shown on the System Screen Shots, or
c.	The payment history, as shown on the System Screen Shots, does not include a payment in the amount of the unpaid portion of the total cash option price by the cash option expiration date, both as shown on the Contract.

Exhibit 2 to Attachment A Page 3 of 4

Notes: (continued)

v.	The Sponsor, on behalf of the Depositor, indicated that certain of the System Screen Shots contained account activity which occurred after the Preliminary Cut-Off Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity shown on the System Screen Shots which occurred on or prior to the Preliminary Cut-Off Date.

vi.	For the purpose of comparing the current amount outstanding (net) Sample Characteristic for each Bank 750-1 Sample Receivable and Bank 274/OFC Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the current amount outstanding (net) by subtracting the:
a.	UNEARNINT (“unearned interest”), as shown on the Preliminary Data File, from
b.	Current amount outstanding (gross), as shown on the System Screen Shots (and in accordance with any other applicable note(s)).

For the purpose of comparing the current amount outstanding (net) Sample Characteristic for each Bank 750-4 Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the current amount outstanding (gross), as shown on the System Screen Shots (and in accordance with any other applicable note(s)).

vii.	For the purpose of comparing the contract term (months) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the contract term (months) by adding the:
a.	Contract term (months), as shown on the Contract, to
b.	Number of extensions, as shown on the System Screen Shots (and in accordance with any other applicable note(s)).

Exhibit 2 to Attachment A Page 4 of 4

Notes: (continued)

viii.	For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Bank 750-1 Sample Receivable and Bank 274/OFC Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by:
a.	Dividing the:
(1)	Current amount outstanding (gross), as shown on the System Screen Shots (and in accordance with any other applicable note(s)), by
(2)	Monthly payment amount, as shown on the Contract,

and

b.	Truncating the result obtained in a. above to the whole number.

For the purpose of comparing the remaining contract term (months) Sample Characteristic for each Bank 750-4 Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the remaining contract term (months) by:

a.	Using the NPER function in excel and the:
(1)	INTRATE (“interest rate”), as shown on the Preliminary Data File,
(2)	ADJUST_PAYMT (“adjusted payment”), as shown on the Preliminary Data File, and
(3)	Current amount outstanding (gross), as shown on the System Screen Shots (and in accordance with any other applicable note(s))

and

b.	Rounding the result obtained in a. above to the nearest integer.

ix.	For the purpose of comparing the days past due Sample Characteristic for each Sample Receivable that does not have the days past due specifically stated on the System Screen Shots, the Sponsor, on behalf of the Depositor, instructed us to recalculate the days past due as the difference in days between the:
a.	Next payment due date, as shown on the System Screen Shots, and
b.	Preliminary Cut-Off Date

(and in accordance with any other applicable note(s)).

x.	The Sponsor, on behalf of the Depositor, instructed us not to compare the original FICO score Sample Characteristic for Sample Receivables with an original FICO score value of “0,” as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.

Exhibit 3 to Attachment A

Sample Characteristic Difference

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

88	Date of contract	3/6/2019	2/4/2019